Victory Funds

Victory INCORE Total Return Bond Fund

(the “Fund”)

Supplement dated July 20, 2020

to the Summary Prospectus dated November 1, 2019 (“Summary Prospectus”)

Effective August 1, 2020 (the “Effective Date”), shareholders that purchase Class A shares of the Fund will be subject to a revised initial sales charge (i.e., “front-end sales load”) breakpoint schedule. Accordingly, as of the Effective Date purchases of Class A shares of the Fund will be subject to the following maximum sales charges: 2.25% for purchases of up to $100,000, and 1.75% for purchases of $100,001 up to $249,999. There will be no sales charge for purchases of Class A shares of the Fund of $250,000 and above. Shareholders, however, may be subject to a contingent deferred sales charge (CDSC) of 0.75% on certain redemptions of Class A shares of the Fund purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase (previously, within 12 months of purchase). All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or Statement of Additional Information (SAI) still apply.

As of the Effective Date, the Summary Prospectus is revised as set forth below.

1.	The following replaces the “Shareholder Fees” in the table in the section titled “Fund Fees and Expenses” on page 1 of the Summary Prospectus.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class R6	Class Y
Maximum Sales Charge Imposed on Purchases (load) (as a percentage of offering price)	2.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

2.	The following replaces the information for Class A shares presented in the Expense Example table on page 2 of the Summary Prospectus.

	1 Year	3 Years	5 Years	10 Years
Class A	$310	$541	$790	$1,503

3.	The Investment Performance information for Class A shares of the Fund found on page 5 of the Summary Prospectus has not been restated to reflect the change in maximum sales charge that will take effect on the Effective Date.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.